UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934 (Amendment No. ___)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to §240.14a-12

         IKONA GEAR INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:  March 13, 2007

IKONA GEAR INTERNATIONAL, INC.
100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished to the shareholders of Ikona Gear International, Inc. (respectively, the "Ikona Shareholders" and "Ikona" or the "Company") in connection with the solicitation by Ikona of proxies to be used at the Annual Meeting of Ikona Shareholders on April 16, 2007 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof.  When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification.  If no choice is specified on a proxy, the shares it represents will be voted

*	FOR the election of three (3) Directors;

*	FOR the ratification of Dohan & Company, CPA’s, P.A. as the Company's independent registered public accounting firm for the fiscal year ended August 31, 2007;

*	FOR the amendment of the company’s 2003 Equity Incentive Plan to increase the quantity of stock that may be issued pursuant to Stock Awards from an aggregate of 4,400,000 to 8,400,000;

*	To approve the redomestication of the Company under the laws of the State of Delaware pursuant to a statutory merger, and to authorize the officers of the Company to take all actions incident thereto.

according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

        In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting.  At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

        This Statement is being mailed on or about March 13, 2007, to Ikona Shareholders eligible to vote at the Annual Meeting.  Concurrently with the mailing of this Statement, Ikona is furnishing to its shareholders Ikona's Annual Report on Form 10-KSB for its fiscal year ended August 31, 2006, its Quarterly Report on Form 10-QSB for the three months ended November 30, 2006, the Company’s proposed Agreement and Plan of Merger (Appendix A) and the 2003 Equity Incentive Plan (Appendix B).

        Ikona is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail.  The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Ikona Shareholders and brokers by one or more of the Directors or by Officers or employees of Ikona.  Ikona may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, Ikona has not made any contracts or arrangements for such solicitations; hence they cannot identify any parties or estimate the cost of such solicitation.

        Only Ikona Shareholders of record as of the close of business on February 5, 2007 (the "Record Date"), will be entitled to vote at the Annual Meeting.  Representation of a majority of Ikona's shares of common stock outstanding on the Ikona Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting.  When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors; and on all other matters, a proposal will be ratified if votes in favor of the proposal are greater than votes against the proposal.  As of the Record Date, Ikona had outstanding 28,349,292 shares of common stock, with each share being entitled to one vote.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

We are soliciting proxies for the 2006 annual meeting of shareholders.  The Board is furnishing this Proxy Statement and the accompanying proxy to shareholders of Ikona as part of the solicitation of proxies for use at the Meeting.  You are receiving a proxy statement because you owned shares of our common stock on February 5, 2007 (the “Record Date”), and that entitles you to vote at the meeting.  This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

This Proxy Statement, the Notice of Annual Meeting and the enclosed form of proxy are first being mailed to the shareholders of Ikona on or about March 13, 2007.

Date, Time and Place of Meeting

The Meeting will be held on April 16, 2007 at Ikona Gear’s Coquitlam Headquarters located at 100-1650 Brigantine Drive, at 3:00 PM local time.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and committees thereof, the compensation of directors and executive officers for fiscal 2006 and other information that the Securities and Exchange Commission requires us to provide annually to our shareholders.

How may I obtain Ikona’s 10-KSB and other financial information?

A copy of our 2006 Form 10-KSB and our Form 10-QSB for the quarter ended November 30, 2006 are enclosed and incorporated by reference herein.   Shareholders may request another free copy of our 2006 Form 10-KSB and Form 10-QSB, from:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

We will also furnish any exhibit to the 2006 Form 10-KSB or Form 10-QSB if specifically requested. Shareholders may also find other filings with the SEC and corporate governance and other information on the investor relations page of our website at http://www. ikona.ca, as well as on the SEC website at www.sec.gov.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will report on our fiscal 2006 performance and respond to appropriate questions from shareholders.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of Ikona Gear International, Inc. common stock you owned as of the Record Date on each matter considered at the meeting. As of February 5, 2007, there were approximately 115 shareholders of record of Ikona common stock and 28,349,292 shares of the Company’s common stock outstanding and entitled to vote.

Who can attend the meeting?

Subject to space availability, all shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting.  If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will also need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, indicating your plans when prompted.

Matters to be Considered

The purpose of the Meeting is to consider and vote upon the following matters:

*	to elect three (3) Directors;

*	the ratification of Dohan & Company, CPA’s, P.A. as the Company's independent registered public accounting firm for the fiscal year ended August 31, 2007;

*	to amend of the company’s 2003 Equity Incentive Plan to increase the quantity of stock that may be issued pursuant to Stock Awards from an aggregate of 4,400,000 to 8,400,000;

*	the approval of the redomestication of the Company under the laws of the State of Delaware.

        Management of Ikona does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement.  If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

What constitutes a quorum?

        The presence at the meeting, in person or by properly executed proxy of holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting.  As of February 5, 2007, 28,349,292 shares of common stock, representing the same number of votes, were outstanding.  Thus, based on the February 5, 2007 number, the presence of the holders of common stock representing at least 14,174,647 votes will be required to establish a quorum.  Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Broker non-votes will not be considered present at the meeting for purpose of determining a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting.  We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.  If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted.  You can vote by proxy by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board.  The Board and management do not now intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting. Should any other matter requiring a vote of shareholders arise, shareholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.  For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of Signature Stock Transfer, Inc., the Company’s transfer agent.  If you are a shareholder of record, your signed proxy card is returned directly to Signature Stock Transfer, Inc. for tabulation.  If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Signature Stock Transfer, Inc. on behalf of its clients.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.  The Board’s recommendations are set forth together with the description of each item in this proxy statement.  In summary, the Board recommends a vote FOR each of the proposals.

Will shareholders be asked to vote on any other matters?

To the knowledge of the Company and its management, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.    Directors are elected by a plurality of the votes cast at the meeting, which means that the one nominee who receives the highest number of properly executed votes will be elected as a director, even if that nominee does not receive a majority of the votes cast. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

The officers and directors of Ikona have indicated that they intend to vote their shares FOR each director.  These individuals own shares representing a total of 6,020,000 shares, or approximately 21.2% of the total number of shares of Ikona common stock outstanding as of the Record Date.

Approval of Independent Registered Public Accounting Firm.    The ratification of the appointment of Dohan & Company, CPA’s, P.A. to serve as the Company’s independent auditors for fiscal 2007 (Item 2) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

Approval of an Amendment to our 2003 Equity Incentive Plan to provide for an increase in the number of authorized shares to be issued under our 2003 Equity Incentive Plan. The approval of an amendment to our 2003 Equity Incentive Plan to provide for the increase in the number of authorized shares to be issued under our 2003 Equity Incentive Plan from an aggregate of 4,400,000 to 8,400,000 (Item 3) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

Approval of the redomestication of the Company under the laws of the State of Delaware.   The ratification and approval of the Agreement and Plan of Merger (Item 4) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”   If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”   If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the shareholder of record, and you are considered the beneficial owner of your shares.  The Company has supplied copies of its proxy materials for its 2006 annual meeting of shareholders to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting.  The broker, bank or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.  If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal.  If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Item 1).  The ratification of the appointment of the Company’s independent auditors (Item 2) requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.  A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved. Shares represented by such “broker non-votes” will however, be counted in determining whether there is a quorum.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the election of directors and the ratification of the appointment of Dohan & Company, CPA’s, P.A. as our independent auditor, even if the broker, bank or other nominee does not receive voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

The Company intends to announce the preliminary voting results at the annual meeting and publish the final results in its quarterly report on Form 10-QSB for the quarter ending February 28, 2007.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?

You may submit proposals for consideration at future shareholder meetings.  For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than August 31, 2007.   Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholders proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal and provide the information required by our by-laws and give timely notice to the Corporate Secretary in accordance with our by-laws, which, in general, require that the notice be received by the Corporate Secretary:

(a)     Not less than 60 days prior to the next meeting, and

(b)     Not more than 90 days prior to the next meeting.

In the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of this proxy statement or voting materials, you should contact our proxy solicitor:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

Solicitation of Proxies; Expenses

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by Ikona.  In addition to solicitation by mail, the directors, officers, and employees of Ikona may solicit proxies from shareholders by telephone or in person.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to Ikona shareholders.  Ikona may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.

YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY OF PROPOSALS TO BE DECIDED AT THE ANNUAL MEETING

        The following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand each Proposal fully, you should carefully read this entire document.

        1.      Proposal No. 1 - Election of Directors. The Directors of the Company have voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of the Shareholders and until their successors are elected and qualified.  The persons named in the accompanying form of Proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the following nominees:

1.	Laith I. Nosh

2.	Joe Vosburgh

3.	J. Brendan Burns

                All nominees have consented to stand for election and to serve if elected.  If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

        2.     Proposal No. 2 - Selection of Independent Registered Public Accounting Firm for the Company.   The Board of Directors of the Company has approved the selection of the firm of Dohan & Company, CPA’s, P.A. as independent accountants for the Company for the fiscal year ending August 31, 2007.  Dohan & Company, CPA’s, P.A, examined and reported on the financial statements of the Company for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 as well as provided services related to filings made with the Securities and Exchange Commission until June 9, 2006.   The selection of Dohan & Company, CPA’s, P.A. is hereby being submitted to the shareholders for ratification at the Annual Meeting.

        3.     Proposal No. 3 - Approval of Amendment to the 2003 Equity Incentive Plan.  The Company believes that it is important to be able to offer to its directors, executive officers, key employees, advisors and consultants the kind of equity incentives that are generally available to other operating businesses.  The Company is seeking approval to increase the number of shares of common stock that may be issued under the Equity Incentive Plan (the "Plan") by an additional 4,000,000 shares. Currently, there are 4,400,000 shares authorized to be issued under the Plan, of which approximately 4,300,000 shares have either already been issued, are reserved for issuance pursuant to the exercise of options that have been granted, and are outstanding under the Plan.  Approximately 100,000 shares remain available for grant or issuance.

        4.     Proposal No. 4 –Approval of the Redomestication of the Company under the laws of the State of Delaware.  The Board of Directors of the Company has approved and adopted, subject to shareholder approval, an Agreement and Plan of Merger pursuant to which the Company will redomesticate from the State of Nevada to the State of Delaware.  The redomestication is being undertaken, primarily, to prepare the Company for an application to list its securities on the TSX Venture Exchange.  Approval of the Redomestication, however, will not assure that the Company’s efforts to list its securities on the TSX Venture Exchange will be successful.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board of Directors has voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of our Shareholders and until their successors are elected and qualified.  Each of the following nominees currently serves as a Director of our Company and has consented to be nominated to serve as a Director of the Company for the following year.

        a.        Nominees.

                   In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:

1.	Laith I. Nosh

2.	Joe Vosburgh

3.	J. Brendan Burns

     Mr. Nosh and Mr. Vosburgh are currently  Directors of the Company.

        b.        Recommendations to Shareholders.

                   The Ikona Board of Directors believes that the election of each of the above named nominees is in the best interest of the Ikona Shareholders, and unanimously recommends a vote FOR Proposal No. 1.

        c.        Votes Required.

                   Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                   The Company's Articles of Incorporation expressly prohibit cumulative voting.  Therefore, the holders of a majority of the Company's shares voting at a meeting at which a quorum is present could elect all of the Directors.  It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

        d.        Information Concerning Directors and Director Nominees.

Our Directors and their respective ages and positions are set forth below:

Name	Age	Position

Laith I. Nosh	58	Director, President, Chief Executive Officer and interim Chief Financial Officer
Joe Vosburgh	38	Director, Executive Vice President

J. Brendan Burns	43	Director Nominee

Laith Nosh, Director, President, Chief Executive Officer and interim Chief Financial Officer

Mr. Nosh has served as a director and our president and chief executive officer since October 2003.  Mr. Nosh was a founder of our predecessor company and the current operating subsidiaries, where he worked as president and chief executive officer since inception in August 2001.  He has been instrumental in the development, refinement and patenting of the Ikona Gearing System over the last eight years.  He has also developed and patented consumer product devices for the construction industry.  He received his degree from the University of Alberta in Mechanical Engineering and has over 30 years of experience in engineering, business management and marketing.

Joe Vosburgh, Director and Executive Vice President

Mr. Vosburgh served as an independent director from July 2005 to November 2006. In November of 2006, Mr. Vosburgh joined Ikona as Executive Vice President, retaining the position of related director on Ikona’s board.  Mr. Vosburgh joined Ikona after more than twelve years experience in product strategy, product marketing and development, global product portfolio planning, and risk analysis.  As of August 31st, 2006 Mr. Vosburgh was senior product manager, strategic marketing, for Ballard Power Systems, a global leader in fuel cell development and manufacture.  In this role, Joe has redefined Ballard's international product strategy for light-duty fuel cell products, developed global portfolio strategies, and spearheaded corporate-wide business realignment and product cost reduction projects.  From 1997-2001 Mr. Vosburgh held senior level product management positions in marketing, business development and professional services positions with Creo Inc. (now owned by Kodak).  From 2001 to 2002, Joe was Director, Professional Services with Infowave Software Inc.  From 2002 to 2003, he was a Product Marketing Director with Norsat International Inc., and from 2003 to 2005 he was Senior Product Manager for Chancery Software Inc. Mr. Vosburgh holds a Master's of Business Administration (MBA) in marketing and accounting from Queen's University (1995), and a Bachelor's Degree of Engineering from the University of Victoria (1993).  Joe has also received certification in managing new product development from Kellogg Graduate School of Management (2001), and lectures on Strategic Marketing, Business Strategy and Economics at the University of Phoenix and Kwantlen University College.

J. Brendan Burns, Director Nominee

Mr. Burns, age 43 currently serves as manager of corporate planning of Ballard Power Systems Inc., a recognized world leader in the design, development and manufacture of zero-emission proton exchange membrane (PEM) fuel cells. Mr. Burns, the primary architect of Ballard’s annual operating budget, has responsibility for managing the company’s income statement, statement of cashflows and balance sheet, all of which incorporates responsibilities such as labor resource balancing, test stand allocations and production planning. In support of Ballard’s annual strategic planning process, Mr. Burns is responsible for forecasting product costs and providing guidance for strategic market introduction of each of the company’s product lines. Prior to joining Ballard Power in 1998, Mr. Burns spent five years as a management consultant to heavy manufacturing companies for whom he specialized in industry competitiveness issues. Mr. Burns earned a Bachelor of Science in Mechanical Engineering from the University of Toronto and a MBA from the University of Ottawa.

        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2007 or until a successor is duly elected and qualified.

        No family relationship exists between any director or executive officer.

        Except as disclosed above, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        Except as set forth above, during the last five (5) years, no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

        2.        Meetings and Committees of the Board of Directors

a.        Meetings of the Board of Directors

During the fiscal year ended August 31, 2006, ten meetings of the Board of Directors were held, including regularly scheduled and special meetings. Nosh, Polman, Simon and Vosburgh attended 100% of the board meetings. Anderson who resigned on September 28, 2005 did not attend the board meeting in September 2005.  Outside directors were not reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as directors.

b.        Committees

The board has the authority and appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

Audit Committee

The audit committee was composed of Simon Anderson, CA and Laith Nosh from September 1, 2005 to September 28, 2005. From September 28, 2005 to January 15, 2006, Laith Nosh was the only member of the audit committee. From January 16, 2006 to August 31, 2006, the audit committee was composed of Nicola Simon and Joe Vosburgh. The audit committee is without a member who would be deemed an audit committee financial expert within the meeting of Item 401(e)(2) of regulation S-B. Efforts are under way to find a suitable independent audit committee financial expert. The audit committee is responsible for accounting and internal control matters.

The audit committee:

-	reviews with management, the internal auditors and the independent auditors, policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent accountants, controller or internal auditor whenever a special situation arises.

Audit Committee Report

The audit committee of the board of directors has:

1.

reviewed and discussed the Company's audited financial statements for the fiscal year ended August 31, 2006 with management and representatives of Dohan and Company, CPA’s, P.A., the Company’s independent accounting firm.

2.

discussed with Dohan and Company the matters required to be discussed by SAS 61, as modified or supplemented; and

3.

received the written disclosures and letter from Dohan and Company required by Independence Standards Board Standard No. 1 and discussed Dohan and Company's independence with representatives of Dohan and Company.

Based on the review and discussions referred to above, the audit committee recommends to the board of directors that the audited financial statements for the fiscal year ended August 31, 2006, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

By:  The Audit Committee

Nicola Simon

Joe Vosburgh

During the fiscal year ended August 31, 2006, the board established the following committee:

Compensation Advisory Committee

Until January 19, 2006, there was no compensation advisory committee. The compensation advisory committee was struck on January 19, 2006 and is composed of Joe Vosburgh and Nicola Simon for the fiscal year ending August 31, 2006.

The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Laith Nosh, President, at the Company's principal executive offices located in Coquitlam, British Columbia and provide to Mr. Nosh, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-B, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before August 31, 2006.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Nomination Process

        The Board of Directors has not appointed a standing nominating committee but intends to do so during the current year. The board as a whole has addressed the process of determining director nominees. The board has not adopted a charter to govern the director nomination process.

        Of the currently serving directors, one would be deemed to be independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards.  For this purpose, a director is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Laith Nosh, President, at the Company's principal executive offices located in Coquitlam, British Columbia and provide to Mr. Nosh, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation SB, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before August 31, 2006.

        The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Shareholder Communications

        Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Laith Nosh, President, at the principal executive offices of the Company.  The board of directors will consider any such written communication at its next regularly scheduled meeting.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

c.

Director Compensation

            Each of our current directors received an option grant to purchase shares of our common stock under our Equity Incentive Plan. Directors generally receive options to purchase 150,000 shares of our common stock upon joining the board and further options to purchase 50,000 shares of our common stock for each committee on which they serve. We also have annual grants of options to purchase 100,000 shares of our common stock to directors who continue to serve. Directors who are also officers of our company generally receive an option to purchase an additional 150,000 shares of our common stock. Both, chairman of the board and secretary of the board, generally receive options to purchase 100,000 shares each.  Directors who are employees of our company may be granted a further "dollar-weighted" option to acquire common stock when first employed by our company, whereby they receive an option to acquire one share of common stock per dollar of salary that they earn on an annualized basis.  We may grant additional options to other directors commensurate with their roles and other subjective assessments of the compensation committee.  Options are priced based on a 100% of their market value on the date of the grant. Options terminate ninety (90) days after services as a director or committee member are terminated.

Members of our Board of Directors are compensated for their services through grants of options to purchase shares of common stock.  For their services in fiscal year 2006, the following directors have received the following numbers of options to purchase shares of our common stock in consideration of their services:

Director	Options Granted

Laith I. Nosh	150,000
Joe Vosburgh	120,000
Nicola Simon	120,000

d.      Code of Ethics

The directors of our current board adopted a Code of Business Conduct and Ethics on December 12, 2006 for all of our directors, officers and employees.  Our Code of Business Conduct and Ethics is posted on our internet website www.ikona.ca. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics.  Such request should be made in writing and addressed to Investor Relations, Ikona Gear International, Inc., 1650 Brigantine Drive, Unit #100, Coquitlam, British Columbia, Canada, V3K 7B5.

        3.        Remuneration and Executive Compensation

        The following table and discussions summarizes all plan and non-plan compensation earned by or paid to our chief executive officer for our last two completed fiscal years.  No other currently serving executive officer received total annual salary and bonus of at least $100,000 during those periods.

TABLE 1 SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Options/ SARs(#)	LTIP Payouts ($)	All Other Compensa- tion ($)
Laith I. Nosh, President & CEO [1]	2006	$118,396	-0-	12,000	-0-	150,000[4]	-0-	-0-
Laith I. Nosh, President & CEO [1]	2005	$110,632	-0-	13,700	-0-	40,000[3]	-0-	-0-
Laith I. Nosh, President & CEO [1]	2004	$82,500	-0-	8,855	-0-	550,000[2]	-0-	-0-

[1] Mr. Nosh became President & CEO of Ikona Gear International, Inc. on October 27, 2003 when Oban Mining Inc. acquire Ikona Gear USA, Inc. Mr. Nosh received no compensation prior to this date for his services, except from Ikona Gear USA, Inc. Mr. Nosh received his compensation in the form of management fees paid to his consultancy, Diversified Sciences Limited.

2 On June 28, 2005, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 550,000 options with an exercise price of $1.10 per share. Of the options granted, 250,000 options shall be deemed vested immediately and the balance of 300,000 options shall be vested, pro rata, on a quarterly basis, beginning on September 28, 2005, and ending on June 28, 2006.

[3] On July 13, 2006, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 40,000 options with an exercise price of $0.65 per share pursuant to his services as a director and committee member. All the 40,000 options granted, vested immediately.

[4] On July 24, 2006, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 150,000 options with an exercise price of $0.27 per share pursuant to his services as a director and committee member. All of the options granted, vested immediately

None of the current executive officers were either employed or served in an executive or employment capacity with the company prior to assuming their duties for Ikona on October 28, 2003, subsequent to the last fiscal year of Ikona Gear.  Upon acquiring Ikona Gear International, Inc., we adopted the fiscal year end of Ikona, being August 31, 2003.  Prior to acquiring Ikona, our fiscal year end was December 31, 2002.

No executive officer has received or will receive perquisites and other personal benefits which, in the aggregate, exceed the lesser of either $10,000 or 10% of the total of annual salary and bonus paid during the fiscal year.

        4.         Compliance With Section 16(a) of the Exchange Act.

        Under the Securities Laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent (10%) of our common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to report in this report any failure to file by these dates.  All of these filing requirements were satisfied by our officers, directors, and ten-percent holders, with exceptions: - Messrs Polman, Nosh, Vosburgh, Stefan, Tesic and Scekic and Ms. Simon each failed to file on a timely basis one report covering one transaction. In making these statements, we have relied on the written representation of its directors and officers or copies of the reports that they have filed with the Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"

THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Dohan & Company, CPA’s, P.A. independent certified public accountants, to serve as auditors for the fiscal year ending August 31, 2007.  Dohan & Company, CPA’s, P.A. has been the Company's accountants continuously since 2003.  It is not expected that a member of Dohan & Company, CPA’s, P.A. will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions.  Ratification of the selection of our auditors is not required under the laws of the State of Nevada, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal year ended August 31, 2006 by Dohan & Company, CPA’s, P.A.:

*	Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;

*	Financial information systems design and implementation; and

*	All other services:

	2006	2005
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$33,700	$30,990

Audit-related fees - related to the performance of audit or review of financial statements not reported under "audit fees" above	0	0

Tax fees - tax compliance, tax advice and tax planning	0	0

All other fees - services provided by our principal accountants other than those identified above	0	0

Total fees paid or accrued to our principal accountants	$33,700	$30,990

        Neither the Board of Directors nor the Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Dohan & Company, CPA’s, P.A.'s independence.

Votes Required.

        Ratification of the selection of Dohan & Company, CPA’s, P.A. to serve as auditors for the fiscal year ending August 31, 2007 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

Management Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DOHAN & COMPANY, CPA’S, P.A.

PROPOSAL NO. 3

INCREASE IN NUMBER OF SHARES ISSUABLE UNDER EQUITY INCENTIVE PLAN

Our Board of Directors has determined that, in order to be able to provide incentive to the management of prospective acquisition or merger targets, it is in the best interests of our shareholders that the number of shares of our common stock that we are authorized to issue pursuant to the exercise of options, grants and other rights under our 2003 Equity Incentive Plan be increased.

We are currently authorized to issue up to 4,400,000 shares of common stock under our plan. As of the date of this proxy statement, we have reserved for issuance an aggregate of 4,291,500 shares of common stock pursuant to the exercise of options granted and outstanding under the Plan, employees have exercised options to purchase nil shares and we have awarded nil shares of our common stock to employees and contractors in lieu of cash compensation, leaving a balance of authorized and uncommitted shares which may be issued under the plan of 108,500 shares.

In order to attract and hire key technical personnel and management as our Company grows, it will be necessary to offer option packages in order that we can compete effectively with other companies seeking the support of these highly qualified individuals. As a result, it is the view of our board of directors that the remaining authorized balance of 108,500 shares under our plan is inadequate to permit us to be successful in obtaining the highly qualified executive management team that the company will require.

As a result, our board of directors has recommended that we increase the total authorization under our plan by an additional 4,000,000 shares.

Our executive officers and directors are eligible to received option grants and common stock awards under the Plan. No determination or commitment has been made with respect to the possible participation of our executive officers and directors in future grants under the Plan.

Votes Required

   Approval and adoption of the increase in the number of shares of common stock issuable under our equity incentive plan will require that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER OUR EQUITY INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

2003 EQUITY INCENTIVE PLAN

The Company's 2003 Equity Incentive Plan was adopted by the Board of Directors and shareholders.  In order to be authorized to grant incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, it is necessary that such a plan receive and obtain shareholder approval.  The essential features of the 2003 Plan are outlined below:

The 2003 Plan provides for the grant of (1) both incentive and nonstatutory stock options, (2) stock bonuses, (3) rights to purchase restricted stock and (4) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 2003 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2003 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

The 2003 Plan was adopted by the Board of Directors and Shareholders on October 28, 2003.  The 2003 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

The 2003 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 2003 Plan and, subject to the provisions of the 2003 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person.  The Board of Directors is authorized to delegate administration of the 2003 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2003 Plan to the Compensation Committee of the Board. As used herein with respect to the 2003 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2003 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2003 Plan. Non-employee directors are eligible only for nonstatutory stock options.  No incentive stock option may be granted under the 2003 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2003 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.  Non-employee directors are eligible only for nonstatutory stock options.

If any Stock Award granted under the 2003 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2003 Plan.

The following is a description of the permissible terms of options under the 2003 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options under the 2003 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options under the 2003 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At March 9, 2007, the closing price of the Company's Common Stock as reported on the OTC Electronic Bulletin Board was $0.65 per share.  In the event of a decline in the value of the Company's Common Stock, The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2003 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the2003 Plan share limitation.   The exercise price of options granted under the 2003 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the 2003 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2003 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2003 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

Term

The maximum term of options under the 2003 Plan is 10 years. Options under the 2003 Plan terminate 90 days after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2003 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made.  Notwithstanding the foregoing, the Board may determine that eligible participants in the 2003 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

Consideration

The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

Vesting

Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Employment or Relationship as a Director or Consultant

In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Stock Appreciation Rights

The three types of Stock Appreciation Rights that are authorized for issuance under the 2003 Plan are as follows:

Tandem Stock Appreciation Rights.  Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain.  Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

Concurrent Stock Appreciation Rights.  Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

Independent Stock Appreciation Rights.  Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

If there is any change in the stock subject to the 2003 Plan or subject to any Stock Award granted under the 2003 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2003 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

The 2003 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2003 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2003 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions.  The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

The Board may suspend or terminate the 2003 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2003 Plan will terminate on September 15, 2013.  The Board may also amend the 2003 Plan at any time or from time to time.  However, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2003 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Under the 2003 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee.  A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

Incentive Stock Options.  Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.  There generally are no federal income tax consequences to the optionee or the. Company by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate).  The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

 Nonstatutory Stock Options.  Nonstatutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Restricted Stock and Stock Bonuses.  Restricted stock and stock bonuses granted under the 2003 Plan generally have the following federal income tax consequences:

Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any.  However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock.  Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

Stock Appreciation Rights.  No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

Potential Limitation on Company Deductions.  As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2003 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount(or formula used to calculate the amount) payable upon attainment of the performance goal).

PROPOSAL NO. 4

RATIFICATION AND APPROVAL OF THE

REDOMESTICATION OF THE

COMPANY UNDER THE LAWS OF

THE STATE OF DELAWARE

Reasons To Redomesticate

Ikona Gear International, Inc. was initially incorporated on September 20, 2000 under the laws of the State of Nevada.

The Board of Directors of the Company is considering the possibility of attempting to have the Company’s Common Stock qualified for listing and trading on the TSX Venture Exchange (the “Exchange”).  The shares have been trading on the U.S. over-the-counter market and quoted on the OTC Electronic Bulletin Board sponsored by the National Association of Securities Dealers, Inc. (“NASD”).  The listing requirements of the Exchange are complex; and there can be no assurance that the Company can qualify for an Exchange listing.  However, the Exchange has informed the Company that it would be a condition to an Exchange listing that the Company either adopt certain rules of governance in its Articles of Incorporation that adopt provisions of the Canada Business Corporations Act (“CBCA”), or alternatively redomesticate to the State of Delaware.

The proposed Redomestication, if approved by our shareholders, is designed to conform to the requirements of the Exchange.  If our shareholders approve the Redomestication, there nevertheless can be no assurance that our efforts to obtain an Exchange listing will be successful.

Summary

For reasons set forth above, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders that the Company redomesticate under the laws of the State of Delaware ("Redomestication").  If the Redomestication is approved by the Company's shareholders at the annual meeting and subsequently consummated by the Company, the Company will become a corporation chartered under the Delaware General Corporation Law ("DGCL"), rather than the Nevada Revised Statutes ("NRS").  All other rights, properties, privileges and franchises of the Company will continue unaltered and the rights of security holders in the Company will only be altered insofar as differences between the DGCL and NRS discussed below.  Furthermore, the Company will continue to be a fully reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and the Company's securities will continue to be traded in the manner theretofore traded on the over-the-counter market and quoted on the OTC Electronic Bulletin Board.

Background and Mechanics of Redomestication

If approved by the Company's shareholders and subsequently consummated, the Redomestication will be accomplished by merging the present company (for purposes of this discussion referred to as "Ikona - Nevada") into a newly formed Delaware corporation ("Ikona - Delaware"), with Ikona - Delaware to be the surviving corporation.  The statutory merger will be accomplished pursuant to applicable provisions of the DGCL and NRS.

In order to consummate the Redomestication, the Company will formand organize Ikona - Delaware which will be  a wholly owned subsidiary of Ikona - Nevada.  As a result of the merger affecting the Redomestication, Ikona – Nevada will merge with and into Ikona - Delaware and thereafter cease to exist.  The current outstanding shares of Common Stock of Ikona – Nevada will be canceled and all outstanding securities of Ikona - Delaware immediately prior to the Effective Date, as defined below, of the merger will be deemed automatically converted into an equal number of identical securities of Ikona - Delaware.

Closing; Effective Date

The closing of the transactions contemplated by the Redomestication will take place as soon as practicable (but in no event later than two business days) after all conditions to the Redomestication under the terms of the Merger Agreement have been satisfied or waived.  Upon the satisfaction or waiver of such conditions, a Certificate of Merger for the DGCL and Articles of Merger will be filed with the Secretary of State of Nevada pursuant to the NRS.  Pursuant to the NRS, the merger takes effect upon the filing of the Articles of Merger, or upon a later date as specified in the Articles of Merger, which not be more than ninety (90) days after the articles are filed (the “Effective Date”).

Exchange of Certificates

From and after the Effective Date, all securities issued by Ikona – Nevada shall be deemed automatically converted into an equal number of identical securities of Ikona - Delaware.  Except for shares of the Company's Common Stock which are traded on the over-the-counter market, all other certificated securities of Ikona – Nevada should be retained by the holders thereof and need not be exchanged for certificates representing the securities of Ikona - Delaware into which they have been converted.

With respect to outstanding shares of Common Stock of Ikona - Nevada, the Company will engage the services of an exchange agent which will mail transmittal instructions and a form of letter of transmittal to each holder of Ikona – Nevada Common Stock immediately prior to the Effective Date.  The transmittal instructions will describe the procedures for surrendering certificates that, prior to their Redomestication, represented Ikona – Nevada Common Stock, in exchange for certificates evidencing Ikona - Delaware Common Stock.   The form of letter of transmittal will specify that delivery will be effected only upon actual delivery of the Ikona – Nevada certificates to the exchange agent.  Upon surrender of the Ikona – Nevada certificates for cancellation to the exchange agent, together with a duly executed letter of transmittal and such other documents as the exchange agent may reasonably require, such Ikona – Nevada certificates will be canceled and the holder will receive an Ikona - Delaware certificate representing an equal number of shares of Common Stock of Ikona - Delaware.

Neither the exchange agent nor any party to the Redomestication will be liable to any Ikona – Nevada stockholder who fails to transmit for cancellation their certificate representing shares of Common Stock of Ikona – Nevada in exchange for a new certificate representing an identical number of shares of Common Stock of Ikona - Delaware.

Certificate of Incorporation

On the Effective Date of the Redomestication, the Certificate of Incorporation of Ikona - Delaware immediately prior to the Effective Date shall continue to be operative without amendment or modification.  Similarly, the Bylaws of Ikona - Delaware in effect immediately prior to the Effective Time shall continue in full force and effect thereafter without amendment or modification.

Except for matters controlled exclusively by the provisions of the DGCL, the only substantive difference between the operative provisions of the Articles of Incorporation of Ikona - Nevada, as amended and existing immediately prior to the Effective Date, and the operative provisions of the Certificate of Incorporation of Ikona - Delaware, is, inter alia, that the authorized capital of Ikona – Delaware shall consist of 100,000,000 shares of Common Stock, $.00001 par value and 25,000,000 shares of Preferred Stock, $.00001 par value.  The authorized capital of Ikona – Nevada consists of 100,000,000 shares of Common Stock and no shares of Preferred Stock.  The increase in authorized number of shares of Preferred Stock could be used by the Company’s Board of Directors, without further Shareholder approval, to issue one or more additional series of Preferred Stock granting to the holders thereof greater voting rights or other privileges senior to the rights of holders of the Company’s Common Stock which could be used as a deterrent to hostile takeover attempts or otherwise thwart efforts to effect a change of control of the Company.

Directors and Executive Officers

Immediately after the Effective Date, the Directors and Executive Officers of Ikona- Delaware shall be the same persons holding the same positions as held with Ikona – Nevada immediately prior to the Effective Date.

Ikona – Nevada Common Stock Options

On the Effective Date, the obligation to issue shares under each outstanding option to purchase shares of Ikona – Nevada Common Stock ("Ikona – Nevada Option") shall be assumed by Ikona - Delaware and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Ikona - Delaware option prior to the Effective Date, the same number of shares of Ikona - Delaware Common Stock as the holder of such Ikona - Nevada Option would have been entitled to receive in the merger had such holder exercised such option in full immediately prior to the Effective Date.

Option Plans

Each and every term, condition, covenant and other provision of Ikona - Nevada 2003 Equity Incentive Plan (the "2003 Plan") in effect immediately prior to the Effective Date shall continue without modification after the Effective Date and shall automatically be deemed to have been adopted by Ikona - Delaware in accordance with its terms and conditions.  The ability to exercise or other vesting of all outstanding Ikona - Nevada Options issued under the 2003 Plan and the underlying stock shall continue to be determined by reference to the Stock Option Agreements executed pursuant to the 2003 Plan and any references to the 2003 Plan shall, commencing at the Effective Date, be deemed to be references to Ikona - Delaware and any references to the Ikona - Nevada Board of Directors or committee thereof shall be deemed references to the Ikona - Delaware Board of Directors or committee thereof.

Ikona - Nevada Warrants

At the Effective Time, the obligation to issue shares under each outstanding warrant to purchase shares of Ikona - Nevada Common Stock ("Ikona - Nevada Warrant") shall be assumed by Ikona - Delaware and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Ikona - Delaware warrant prior to the Effective Time, the same number of shares of Ikona - Delaware Common Stock as the holder of such Ikona - Nevada Warrant would have been entitled to receive in the merger had such holder exercised such option in full immediately prior to the Effective Time.

Conditions to the Redomestication

Consummation of the merger and the Redomestication are subject to the satisfaction of various conditions, including, without limitation: (i) approval of the Merger Agreement by the stockholders of Ikona – Nevada entitled to vote and the Redomestication of the Company, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger, (iii) approval of the shares of Common Stock of Ikona - Delaware for quotation on the OTC Electronic Bulletin Board immediately upon the Effective Time, (iv) no Ikona - Nevada security holders having exercised Appraisal Rights, as defined below, in accordance with the NRS, or, at the discretion of the Board of Directors, Ikona - Nevada shall have been able to resolve the claims of any Ikona - Nevada security holder who shall have exercised such Appraisal Rights in accordance with applicable legal requirements; and (v) no event occurring that has or would result in the triggering of any right or entitlement of any security holder of Ikona - Nevada that would not have been triggered absent the consummation of the Merger and Redomestication.

Termination

The Merger and Redomestication may be terminated and abandoned prior to the Effective Time by action of the Board of Directors of Ikona - Nevada for any reason whatsoever, whether or not the Merger and Redomestication have been approved by the requisite vote of the security holders of Ikona - Nevada prior to such termination.

Listing of New Shares of Ikona - Delaware Common Stock on the OTC Electronic Bulletin Board

Consummation of the Merger and the Redomestication of Ikona - Nevada under the DGCL will result in Ikona - Delaware being deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act.  As the result, the shares of Common Stock of Ikona - Delaware shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of Common Stock.  Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the Merger, the Company will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Ikona - Delaware as the successor issuer.  As the result, the shares of Common Stock of Ikona - Delaware following the Merger will be deemed automatically qualified for secondary trading on the OTC Electronic Bulletin Board.

Appraisal Rights

Upon consummation of the Merger, a holder of Ikona - Nevada Common Stock who does not vote in favor of the Merger (“Dissenter”), and who follows the procedures prescribed under Nevada law, may require Ikona – Delaware, as the surviving corporation, to pay such Dissenter the fair value of Dissenter’s shares (“Appraisal Rights”)  immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger and Redomestication, unless exclusion would be inequitable (the “Fair Value”).  The Fair Value of the Ikona - Nevada Common Stock could be more than, the same as or less than the consideration to be received by the Ikona - Nevada stockholders in the Merger.

The following is a summary of certain features of the relevant sections of the NRS, the provisions of which are set forth in full in Annex I hereto, and such summary is subject to and qualified in its entirety by reference to such law.  In order to exercise such statutory Appraisal Rights, strict adherence to the statutory provisions is required, and each stockholder who may desire to exercise such Appraisal Rights should carefully review and adhere to such provisions.  Any holder of Ikona - Nevada Common Stock who votes in favor of the Merger, or is deemed to vote in favor of the Merger (by, for example, returning a signed proxy card without specifying a vote on the Merger) will waive its Appraisal Rights.

A holder of Ikona - Nevada Common Stock who wishes to assert Appraisal Rights must adhere to the following prerequisites to the demand for payment of shares: (i) deliver to Ikona - Nevada a written notice, prior to the actual vote, of the intent of such stockholder to demand payment for shares owned by such stockholder if the Merger is effectuated; (ii) not vote such stockholder's shares in favor of the Merger.  A stockholder who does not satisfy (i) or (ii) and Section 92A.400 of the NRS is not entitled to payment for its shares.

The Merger Agreement is subject to the condition that no holders of the outstanding shares of Ikona - Nevada Common Stock shall have filed a written notice of the intention to demand payment pursuant to

the NRS.   If any holders of the outstanding shares have filed such objections, the parties shall have the right to (i) waive this condition and close, or (ii) terminate the Merger Agreement.

A stockholder who files the required written notice with Ikona - Nevada prior to the stockholder vote need not vote against the Merger, but a vote in favor of the Merger will constitute a waiver of such stockholder's statutory Appraisal Rights.  If a stockholder returns a proxy which is signed but on which no vote is specified as to the proposal on the Merger Agreement, and thereafter does not revoke such proxy, it will be voted in favor of the Merger, and the stockholder will be deemed to have waived his or her appraisal rights.  In addition, a vote against the Merger does not, alone, constitute a written objection.

In compliance with the NRS, Ikona – Delaware will deliver a written dissenter’s notice (the “Dissenter’s Notice”) to all stockholders entitled to assert Appraisal Rights no later than ten (10) days after Effective Date.  A stockholder to whom the Dissenter’s Notice is sent and wishes to assert Appraisal Rights must: (i) make a written demand payment, (ii) certify whether such stockholder or the beneficial owner on whose behalf such stockholder is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the Dissenter’s Notice for this certification, and (iii) deposit its certificates, if any, in accordance with the terms of the Dissenter’s Notice.  The Dissenter’s Notice will specify a date by which Ikona – Nevada must receive the demand for payment, which pursuant to the NRS, may not be less than thirty (30) nor more than sixty (60) days after the Dissenter’s Notice is delivered.

A stockholder who demands payment and deposits its certificates before the Effective Date retains all other rights of a stockholder until those rights are cancelled or modified by the Merger.  The stockholder who does not demand payment or deposit its certificates where required, each by the date set forth in the Dissenter’s Notice, is not entitled to payment for its shares.

Within thirty (30) days after receipt of a demand for payment, Ikona – Delaware will pay each dissenter who complied with the provisions of the NRS the amount Ikona – Delaware estimates to be the Fair Value of the dissenter’s shares, plus accrued interest.  In compliance with the NRS, payment shall be accompanied by: (i) Ikona - Nevada's balance sheet as of the end of its most recent fiscal year and not more than sixteen (16) months before the date of payment, (ii) a statement of Ikona - Delaware’s estimate of the Fair Value of the shares, (iii) an explanation of how interest was calculated, (iv) a statement of the dissenter's right to demand payment based on the dissenter’s own estimate of the Fair Value, and (v) a copy of Sections 92A.300 through 92A.500 of the NRS.  Ikona – Delaware may withhold payment from a dissenter unless such dissenter was the beneficial owner of the shares before the date set forth in the Dissenter’s Notice.

If a dissenter believes that Ikona - Delaware's payment does not accurately reflect the Fair Value of the shares, the dissenter may give written notice to Ikona - Delaware of the dissenter's estimate of the Fair Value of the shares and the amount of interest due, and demand payment of such amount, less any payment already made by Ikona – Delaware.  A dissenter waives this right unless such dissenter provides the written notice to Ikona – Delaware within thirty (30) days after the Ikona – Delaware made or offered payments for the dissenter’s shares.

If a demand for payment remains unsettled, Ikona – Delaware shall commence a proceeding within sixty (60) days after receiving the dissenter’s estimate of Fair Value and petition the court to determine the Fair Value of the dissenter’s shares, plus accrued interest.   If Ikona - Delaware does not commence a judicial proceeding within the requisite sixty (60) days of receiving such dissenter’s estimate of Fair Value and accrued interest, it shall pay such dissenter the amount demanded.  Each dissenting stockholder whose demands remain unresolved shall be made parties to such action.  Each dissenter shall be entitled to a judgment for: (i) the amount, if any, by which the court finds the Fair Value of such dissenter’s shares, plus interest, exceeds the amount paid by Ikona – Delaware, or (ii) the Fair Value, plus accrued interest, of such dissenter’s after-acquired shares for which Ikona – Delaware elected to withhold payment for shares acquired on or after the date of the Dissenter’s Notice.  The costs of such a proceeding shall be borne by Ikona - Delaware, except to the extent that the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment beyond that offered by Ikona - Delaware.  The court may also assess counsel fees and expenses against either Ikona – Delaware or a dissenter, to the extent that the court finds such assessment fair and equitable.

The enforcement by a stockholder of his or her request to receive payment for shares of Ikona - Nevada Common Stock as provided under the applicable statutory provisions of the NRS shall be an exclusive remedy except that such remedy shall not exclude the right of a stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the Merger will be or is illegal or fraudulent as to said stockholder.

A final judgment by the court or an appraiser appointed by the court determining the Fair Value of the Ikona - Nevada Common Stock would be binding on and enforceable by Ikona - Nevada stockholders who have perfected their statutory appraisal rights, even if such Fair Value were determined to be less than the consideration to be received by the Ikona - Nevada stockholders in the Merger.  A stockholder who perfects his rights as a dissenting stockholder will not, after the Effective Date, be entitled to notices of meetings, to vote, or to receive dividends.

Each share of Ikona - Nevada Common Stock held by stockholders who seek to exercise Appraisal Rights and, after the Effective Date, fail to perfect or lose any such right to appraisal, shall be treated as a share that had been converted as of the Effective Date into the right to receive Ikona - Delaware Common Stock as provided in the Merger Agreement.

Authorization of Preferred Stock

Both the DGCL and the NRS allow a corporation to provide for more than one class or series of stock with or without par value, voting rights, preferences, redemption or conversion rights and allow a corporation to create and issue rights or options to purchase any shares of stock of any class or classes.   The Articles of Incorporation must describe, or vest authority in the Board of Directors to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.  In addition, both the DGCL and the NRS allow a corporation’s Articles of Incorporation to give directors “blank check” stock powers.  One of the primary reasons for allowing directors the ability to issue “blank check” stock is to enable the directors to respond quickly to hostile takeover attempts through the issuance of “poison pill” preferred stock.  The Articles of Incorporation of Ikona – Nevada did not authorize the issuance of any preferred stock.  The Certificate of Incorporation of Ikona – Delaware will authorize the issuance of up to 25,000,000 shares of preferred stock and will authorize the Board of Directors determine the rights and preferences of the preferred stock.

Preferred Stock

The Articles of Incorporation of Ikona – Delaware authorize the Board of Directors, without further shareholder approval, to authorize and issue up to 25,000,000 shares of preferred stock in one or more series.  The authority of the Board with respect to each series shall include, but not be limited to, the determination of the following designations, powers, preferences and rights with respect to each such series of preferred stock:

(i).	The number of shares constituting that series and the distinctive designation of that series;

(ii)

The dividend rate on the shares of that series, whether dividends shall be cumulative (or partially cumulative), and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)

Whether the shares of such series shall have a preference, as to the payment of dividends or otherwise, over the shares of the Company’s common stock or the shares of any other series of preferred stock;

(viii)

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(ix)	Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of the Company’s preferred stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Company’s common stock with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Purpose and Effect of Creating a Class of Preferred Stock

The purpose of having shares of preferred stock available for issuance is to have sufficient shares available for corporate opportunities which may arise in the future.  The Company’s Board of Directors believe that providing for a class of preferred will provide several long-term advantages to the Company and its Shareholders.  The passage of this Proposal  will enable us to pursue acquisitions or other transactions that management believes provide the potential for growth and profit.

The majority of public companies in the United States have authorized one or more classes of preferred stock in the articles of incorporation.  Preferred stock is generally defined to mean any class of equity securities which has a preference over common stock in terms of dividends and/or claims upon a company’s assets upon liquidation.  Among other virtues, preferred stock can provide companies a less expensive source of funding for corporate ventures.  The Board of Directors has not adopted any designations, rights or preferences for the preferred stock.  The Board of Directors may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons for such consideration as the Board of Directors determines.  This issuance could result in a significant dilution of the voting rights and the stockholder equity of then existing stockholders.

While the Company at present time has no plan or intention for the issuance of preferred stock, the Board of Directors believes that it is advisable to create a class of preferred stock which the Company has available to provide the Company with the flexibility to use the Company’s capital stock for business and financial purposes in the future.   These preferred shares may be used for various purposes, including, without limitation, raising additional capital through the sale of preferred stock, acquiring another company or business assets in exchange for share if preferred stock, establishing strategic relationships with corporate partners who are compensated with shares of preferred stock, providing equity incentives to employees, officers or directors or pursuing other matters as it deems appropriate.

In summary, increasing our reserve of authorized shares and authorizing the issuance of preferred stock will allow our Board of Directors and flexibility to act promptly in issuing stock to meet our future business needs, which may include:

(i)

acquisitions and mergers;

(ii)

public or private financing;

(iii)

stock splits or stock dividends;

(iv)

recruiting employees and executives;

(v)

employee benefit plans; and

(vi)

other proper business purposes.

The authorization of shares of preferred stock available for issuance may be used to facilitate public or private financings.  If required operating funds cannot be generated by operations, Ikona may need to, among other things, issue and sell unregistered common stock or preferred stock, or securities convertible into common stock or preferred stock, in private transactions.  Such transactions might not be available on terms favorable to Ikona, or at all.  Ikona may sell common stock or preferred stock at prices less than the public trading price of the common stock at the time, and may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The authorization of preferred shares available for issuance also may be used in connection with potential acquisitions.  The ability to use its stock as consideration provides Ikona with negotiation benefits and increases its ability to execute its growth strategy which may include the acquisition of other businesses or technologies.

In addition, the authorization of preferred shares available for issuance may be used for Ikona’s future equity incentive plans for grants to its employees, consultants and directors.  Such equity incentive plans could also be used to attract and retain employees of acquired companies in connection with potential acquisitions.

The flexibility of the Board of Directors of the Corporation to designate and issue all authorized shares of preferred stock could also enhance the ability of Ikona’s board of directors to negotiate on behalf of the shareholders in a takeover situation.  The authorized, but undesignated and unissued shares of preferred stock could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of Ikona.  For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid.  The issuance of additional shares could dilute the stock ownership of persons seeking to obtain control and increase the cost of acquiring a given percentage of the outstanding stock.  Shareholders should therefore be aware that the existence of authorized but unissued preferred stock could facilitate future efforts by Ikona to deter or prevent changes in control of Ikona, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

The availability of preferred shares is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeing shareholder approval in connection with the contemplated action.  The board of directors does not intend to solicit further shareholder approval prior to the designation for issuance or issuance of any shares of preferred stock, except as may be required by applicable law or rules.

Potential Effect of Authorizing Preferred Stock on Holders of Common Stock

The holders of the Company’s Common Stock do not have any preemptive or similar rights to purchase any shares of preferred stock.  Although the creation of a class of preferred stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of the Company’s Common Stock, the issuance of shares of one or more series of preferred stock could, depending on the nature of the rights and preferences granted by the Board of Directors to the newly issued series of preferred stock, affect the holders of the Company’s Common Stock in a number of respects, including, without limitation, the following: (i) though preferred stock generally has no voting rights attached to it, were the Company’s Board of Directors to issue preferred stock with voting rights such stock would dilute the voting power of holders of the Company’s Common Stock; (ii) by reducing the amount otherwise available for payment of dividends on (and/or restricting the payment of dividends on) the Company’s Common Stock, to the extent dividends are payable on shares of a new series of preferred stock; and (iii) by reducing the amount otherwise available for payment upon liquidation of the Company to holders of the Company’s Common Stock, to the extent of any liquidation preference on a new series of preferred stock; and (v) by diluting the earnings per share and book value per share of outstanding shares of the Company’s Common Stock and preferred stock.

Anti-Takeover Effects.  Although , the increase in authorized shares and the authorization to issue preferred stock is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of preferred stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by merger, tender offer, proxy contest or other means.  For example, the Board of Directors could issue shares of preferred stock defensively upon favorable terms in response to a takeover attempt.  Such issuance could deter the types of transactions which may be proposed or could discourage or limit the participation of the Company’s Common Stock in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of Company shareholders, and could enhance the ability of Company officers and directors to retain their positions.  The Board of Directors has no present intention to use the preferred stock in order to impede a takeover attempt.

Dilutive Effects.  The authorization and the subsequent issuance of Preferred Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.  The actual effect on the holders of Common Stock cannot be ascertained until the shares of Preferred Stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Comparison of Rights of Holders of Ikona - Nevada Common Stock and Ikona - Delaware Common Stock

After consummation of the Merger, the holders of Ikona - Nevada Common Stock who receive Ikona - Delaware Common Stock in the Merger will become stockholders of Ikona - Delaware.  As stockholders of Ikona - Nevada, their rights are presently governed by the NRS and by Ikona - Nevada's Articles of

Incorporation (the "Ikona - Nevada Charter") and By-aws.  As stockholders of Ikona - Delaware, their rights will be governed by the DGCL and by Ikona - Delaware's Certificate of Incorporation (the "Ikona - Delaware Charter") and By-laws.  The following discussion summarizes the material differences between the rights of holders of Ikona - Delaware capital stock and holders of Ikona - Nevada capital stock and differences between the Ikona - Delaware Charter and Ikona - Delaware Bylaws and the Ikona - Nevada Charter and Ikona - Nevada By-laws.  This summary does not purport to be complete and is qualified in its entirety by reference to the Ikona - Delaware Charter and Bylaws, the Ikona - Nevada Charter and Bylaws and the relevant provisions of the DGCL and the NRS.

Special Meeting of Stockholders.  The DGCL provides that special meetings of stockholders may be called by the directors or by any other person as may be authorized by the corporation's certificate of incorporation or by-laws.  The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the entire Board of Directors, any two directors or the President may call special meetings of the stockholders.  The Bylaws of Ikona - Nevada provide that special meetings may be called at any time by the President or any member of the Board of Directors of the Company, or by the holders of at least ten (10) percent of all of the shares entitled to vote at the special meeting.

Inspection Rights.  Under the DGCL, stockholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, stockholder list, and other books and records, irrespective of the number of shares held or the length of time the stockholders have held the shares. Under the NRS, a corporation's stockholders have the right to inspect, during regular business hours, the corporation's Articles of Incorporation and Bylaws, including all amendments thereto and the records of stockholders, provided that the stockholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the stockholder has been a stockholder of the corporation for at least six (6) months immediately proceeding the demand, or holds at least five (5) percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the stockholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

Action by Consent of Stockholders.  Under the DGCL, unless the Certificate of Incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice, and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted consent to the action in writing.  Under the NRS, unless the Articles of Incorporation or Bylaws require that such action be taken at a stockholder meeting, any action to be taken by stockholders may be taken without a meeting if, before or after the action, stockholders holding at least a majority of the voting power consent to the action in writing, unless a different proportion of voting power is required, then that proportion of written consents is required.

Cumulative Voting and Election of Directors.  Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in elections of directors (i.e., each stockholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected).  The NRS provides that there may be cumulative voting by stockholders in elections of directors upon giving of proper notice unless otherwise provided for in the Articles of Incorporation.  The Ikona - Nevada Bylaws expressly state that cumulative voting shall not be allowed.

In the absence of cumulative voting, the NRS provides that, directors must be elected at the annual meeting of stockholders by a plurality of the votes cast at the election.  The DGCL provides that, in the absence of cumulative voting, directors shall be elected by the majority vote of holders of shares entitled to vote thereon, unless otherwise specified within the corporation's Certificate of Incorporation.  The Ikona - Delaware Charter does not specify a greater requirement for the election of directors.

Dividends and Repurchases of Stock.  Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets.  Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock if such redemption or repurchase will not impair the capital of the corporation.  Under the NRS, the payment of distributions, including the repurchase of stock, is generally permissible unless: (i) after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or (ii) except as otherwise specifically allowed by the Articles of Incorporation, if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  Both the DGCL and the NRS make directors personally liable for the violation of statutes regarding the payment of dividends.   The DGCL requires negligence by a director.  The NRS require that the distribution constitute a breach of fiduciary duty by the director and that the breach of fiduciary duty involves intentional misconduct, fraud or a knowing violation of the law.  The period of limitation for bringing a claim against a director is three (3) years in Nevada and six (6) years in Delaware.

Redeemable Shares.  The DGCL provides that a Delaware corporation may make any class of stock subject to redemption at the option of the corporation or at the option of the holders of such stock or upon the happening of a specified event, provided that at the time of such redemption the corporation has at least one class of voting stock which is not subject to redemption.  The NRS provides that the Articles of Incorporation or a resolution of the board of directors may authorize one or more classes of stock that are redeemable or convertible at the option of the corporation, the stockholders or another  person or upon the occurrence of a designated event.

Classification of the Board of Directors.  The DGCL permits, but does not require, classifications of a corporation's Board of Directors into one, two or three classes.  The NRS also permits, but does not require, classification of a corporation's board of directors into one or more classes, but at least one-fourth of the  directors must be elected annually.  The Ikona - Delaware Charter does not provide for multiple classes of directors.

Removal of Directors.  Under the DGCL, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the Certificate of Incorporation provides otherwise.  Neither the DGCL nor the NRS permit directors to remove other directors.  Under the NRS, stockholders may remove one or more directors by a vote of not less than two-thirds of the stockholders entitled to elect such director(s), or by the vote of such larger percentage of shares as may be provided in the corporation’s Articles of Incorporation

Vacancies on the Board of Directors.  Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors.  The NRS provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled by majority vote, even if the directors remaining in office constitute less than a quorum.

Indemnification of Directors, Officers And Others.  Both the DGCL and the NRS generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation.  Additionally, both the DGCL and the NRS mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director.  Both the

DGCL and the NRS do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions).  Unlike the DGCL, the NRS also permits discretionary indemnification of an officer, employee, fiduciary, or agent who is not a director upon proper authorization.  Additionally, the NRS allows a corporation to purchase insurance, create a trust fund, utilize self-insurance, or grant a security interest on any assets of the corporation to protect against the liability of its directors, officers, employees  or agents.   The DGCL allows a corporation to purchase insurance for its management and employees.  The Ikona - Delaware Charter provides for indemnification to the maximum extent legally permissible of its officers and directors.  The Ikona - Nevada Charter provides that all directors, officers, employees, and agents of Ikona - Nevada shall be indemnified to the maximum extent permissible under the NRS.

Interested Director Transactions.  Both the DGCL and the NRS provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason.  In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction.  In order that such a transaction not be found void or voidable, it must, after disclosure of material facts, be approved by the disinterested directors, a committee of disinterested directors, or the stockholders, or the transaction must be fair as to the corporation.

Sales, Lease or Exchange of Assets and Mergers.  The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a merger or consolidation of the corporation into any other corporation, although the certificate of incorporation may require a higher stockholder vote.  The NRS provides that the sale, lease, or exchange of all of a corporation's assets may be authorized by the corporation's directors, upon the affirmative vote of a majority of the corporation's stockholders.

Amendments to Charter.  Under the DGCL and the NRS, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion.  In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock.  Under the NRS, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the Articles of Incorporation  require a different proportion or specifically deny the right to vote on such amendment.

Amendments to Bylaws.  The DGCL provides that stockholders may amend the by-laws and, if provided in its certificate of incorporation, the board of directors also has this power.  Under the DGCL, the power to adopt, amend or repeal Bylaws lies in stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors.  The Ikona - Delaware Charter gives the board of directors the power to make, alter, amend or repeal by-laws.

Appraisal Rights.  Dissenting stockholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in different circumstances under the NRS than under the DGCL.  Under the DGCL, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations.  Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger.  Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation.  The Ikona - Delaware Charter does not grant such rights.

Under the NRS, a properly dissenting stockholder is entitled to receive the appraised value of the shares owned by the stockholder in the event of any of the following corporate actions: (i) consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity, if approval of the stockholders is required by the NRS or the Articles of Incorporation, regardless of whether the stockholder is entitled to vote on the corporate action or if the domestic corporation is a subsidiary and is merged with its parent; (ii) consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interest will be acquired, if its shares are to be acquired in the plan of exchange; (iii) any corporate action taken pursuant to a vote of the stockholders to the extent the Articles of Incorporation , Bylaws or a resolution of the Board of Directors  provides that voting and nonvoting stockholders are entitled to dissent and obtain payment for their shares; and (iv) any other corporate action that would result in the stockholder receiving money or scrip instead of fractional shares.   Under the NRS, a stockholder who is entitled to dissent and obtain payment, may not challenge the corporate action creating such entitlement, unless the action is unlawful or fraudulent with respect to such stockholder or the domestic corporation.

Both the DGCL and the NRS provide that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc.  or (b) held of record by more than 2,000 stockholders.  The above limitations do not apply if the stockholders are required by the terms of the merger to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

Business Combination Statute.  The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the Board of Directors of that corporation (an "interested stockholder"), such stockholder may not engage in certain transactions with the corporation for a period of three years.  The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested stockholder, or if the interested stockholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder.  Under the NRS, a resident domestic corporation may not engage in any combination with an interested stockholder of the corporation for  three (3) years after the date that the person first became an interested stockholder unless the combination or the transaction by which the person became an interested stockholder is approved by the Board of Directors prior to that person becoming an interested stockholder.  The NRS defines an interested stockholder differently than the DGCL.  Under the NRS, an interested stockholder means any person, other than the resident corporation or a subsidiary thereof who is: (i) the beneficial owner of ten (10) percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within three (3) years immediately before the date in question was the beneficial owner of ten (10) percent or more of the voting power of the then outstanding shares of the corporation.

Control Share Acquisitions.  Unlike the DGCL, the NRS limits the acquisition of a “controlling interest” in the corporation.  Pursuant to the NRS, an “acquiring person” who obtains a “controlling  interest” in an “issuing corporation” may not exercise voting  rights on any “control shares” unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person.  The above provisions do not apply if the corporation opts out of such provisions in its Articles of Incorporation or Bylaws of in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.  Conversely, the corporation may impose stricter requirements if it so desires.

Stockholder Preemptive Rights.  The DGCL does not specifically authorize the granting to stockholders of a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation.  The NRS also specifies that the stockholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares except to the extent the Articles of Incorporation so provide. The Ikona - Nevada and Ikona - Delaware Charters provide that, unless otherwise determined by the directors or agreed to in writing by the corporation, there shall be no preemptive rights for stock.

Consideration of Societal Factors.  The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than stockholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to stockholders as well.  The Delaware Supreme Court has held, however, the concern for non-stockholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress.  The Ikona - Delaware Charter and Ikona - Delaware Bylaws do not directly discuss consideration of societal factors.

Comparison of Other Substantive Provisions of the DGCL and the NRS

The following discussion summarizes additional material differences between the DGCL and the NRS not already discussed.  This summary does not purport to be complete and is qualified in its entirety by reference to the Ikona - Delaware Charter and Bylaws, the Ikona - Nevada Charter and Bylaws and the relevant provisions of the DGCL and the NRS.

Franchise Taxes.  The DGCL imposes an annual franchise tax on all Delaware corporations.  The annual franchise tax can range from $30 up to $150, 000.   Delaware’s franchise tax is based on the lesser value as determined by either of two equations in Section 503 of the DGCL.  Unlike the DGCL, the NRS does require Nevada corporations to pay annual taxes unless they have employees in Nevada.  If a Nevada corporation has employees in Nevada, the Nevada’s business tax provisions are triggered.  In addition, Nevada corporations must pay a one-time business license fee.  Any additional business tax is based upon the total number of equivalent full-time employees as determined in accordance with the NRS.

Sequestration and Personal Jurisdiction.  The DGCL provides that for purposes of title, action, attachment, garnishment and jurisdiction for Delaware courts, the situs of stock ownership for all Delaware corporations is Delaware.  The DGCL treats stock of a Delaware corporation owned by a nonresident defendant as being located in Delaware.  As a result, the Delaware courts may compel the appearance of a nonresident officer, director or stockholder.  The NRS has no similar sequestration law.  Personal jurisdiction in Nevada follows the “minimum contacts” standard set out by the United States Supreme Court.

Posting Security in Stockholder Suits.  The DGCL does not require stockholders to post security bonds in stockholder suits.  Pursuant to the NRS, a corporation or a defendant director may request that the court require the plaintiff to furnish security for the probable costs of attorney fees to be incurred in defense of the action.

Duties of Directors.   In discharging their duties to the corporation, the NRS law allows directors and officers of a corporation to consider a variety of non-stockholder interests in discharging.  The non-stockholder interests include the interests of the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interest of the community and of society, and the long-term as well as short-term interests of the corporation and its stockholders.  The DGCL does not have a corresponding provision; however, Delaware courts in certain instances have indicated that directors may consider various constituencies provided there exists some rationally related benefit to the stockholders.

Limitations Director Liability.  The DGCL allows a corporation, through its Certificate of Incorporation, to limit or eliminate the personal liability of directors to the corporation and its stockholders for monetary damages.  The DGCL excludes any limitation on liability for: (i) any breach of  the director’s duty of loyalty to the corporation or its stockholders, (ii) act or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of the laws governing the  payment of dividends or the purchase or redemption of  stock, or (iv) any transaction from which the director derives an improper personal benefit.  The NRS states that a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in the capacity as a director or officer unless: (i) the director’s act or failure constituted a breach of the director’s fiduciary duties as a director or officer, and (ii) the director’s breach of  those duties involved intentional misconduct, fraud or a knowing violation of the law.  A Nevada corporation may elect to provide for greater liability for its directors and officers in its Articles of Incorporation.  The Ikona – Nevada Articles of Incorporation have no such provision.

Action by Stockholders Through Written Consent.  Under the DGCL, unless otherwise provided in a corporation’s Certificate of Incorporation, any action required to be taken at an annual or special meeting of the stockholders  may be taken in the absence of a meeting, without prior notice and without a vote.  Such action may be taken by the written consent of stockholders in lieu of a meeting setting forth the action so taken and signed by the holders of  outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present and voted.  The NRS specifies that, unless otherwise provided in a corporation’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Proxies.  The DGCL provides that proxies are presumed to be valid for three (3) years unless a longer time is specified.  Pursuant to the NRS, proxies are presumed to be valid for six (6) months, and may not specify any time greater than seven (7) years.  Both the DGCL and the NRS allow for electronic proxies.

Votes Required

Approval and adoption of the filing of Delaware Articles of Incorporation will require that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE APPROVAL OF THE REDOMESTICATION OF THE COMPANY UNDER THE LAWS OF THE STATE OF DELAWARE IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information with respect to security ownership of certain beneficial owners and management of our common stock by:

*	each person who beneficially owns more than 5% of the common stock
*	each of our executive officers named in the Management section;
*	each of our directors; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of February 15, 2007 and the percentage of outstanding common stock owned as of February 15, 2007.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address of Beneficial Owner	Number of Shares Of Common Stock Beneficially Owned (1)	Percentage of Outstanding Shares Owned Current (as of Feb. 15, 2007) (2)
Laith Nosh 1041 Millstream Road West Vancouver, BC Canada V7S2C6	6,740,000(3)	24.09

Dal Brynelsen 5825 San Soucie Road, RR 1, S11 Halfmoon Bay, BC Canada	1,593,416(4)	5.7

Vladimir Scekic 411 - 7th Avenue New Westminster, BC Canada, V3L 1W6	762,500(5)	2.72

George Stefan 840 Vedder Place Port Coquitlam, BC Canada, V3B 8G4	762,500(6)	2.72

Sasha Tesic 307 – 15210 Pacific Avenue White Rock, BC, Canada, V4B 5L2	762,500(7)	2.72

Joe Vosburgh 11018 164a Street Surrey, BC V4N5G8	220,000(8)	0.8

All Officers and Directors as a Group	10,840,916	38.75

(1)

Security ownership of management is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership.  Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

The percentages shown are calculated based upon 27,979,113 shares of common stock outstanding on February 15, 2007.  In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this report upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)

Mr. Nosh is a director and our President and Chief Executive Officer. Of the 6,740,000 shares, 3,250,000 are held directly by Mr. Nosh; an aggregate of 2,725,000 shares are held by Diversified Sciences Limited, a controlled corporation of Mr. Nosh; and an aggregate of 25,000 shares are held of record by Ikona Gear Technologies, Inc., also a controlled corporation of Mr. Nosh. This includes 740,000 shares of common stock that are subject to an option. Of the shares subject to an option, 740,000 are fully vested and could be purchased within 60 days from the date of this report.

(4)

Mr. Brynelsen would be deemed the beneficial owner of an aggregate of 1,593,416 shares of our common stock. Of those shares, 900,000 are held directly by Mr. Brynelsen; and an aggregate of 693,416 shares are held by Mr. Brynelsen's spouse Ms. Denise Broderick.

(5)

Mr. Scekic is our Vice President of Business Development.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years. Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(6)

Mr. Stefan is our Chief Operating Officer.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years.  Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(7)

Mr. Tesic is our Chief Engineering officer.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years.  Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(8)

Mr. Vosburgh is one of our directors.  This represents an option to purchase 220,000 shares of common stock that is fully vested. Of the shares subject to an option, 220,000 are fully vested and could be purchased within 60 days from the date of this report.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Diversified Sciences Limited., a consulting firm that is 100% owned by our president and chief executive officer provides services to us including the services of Laith I. Nosh as President & CEO chief executive officer and in developing and executing our business plan. Total payments to Diversified Sciences

Limited in the year ended August 31, 2006 were $118,396 (2005 - $110,632), all of which was payment for Mr. Nosh's services.

Nomadic Financial Corp., a consulting firm that is 100% owned by our former Chief Financial Officer, provided Corporate Finance services to us including the services of Raymond L. Polman, CA as Chief Financial Officer in the year ended August 31, 2006. Total payments to Nomadic Financial Corp. in the year ended August 31, 2006 were $104,473 (2005 - $97,620), all of which was payment for Mr. Polman’s services.

OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above.  If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly.  Your vote is important.  If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.

IKONA GEAR INTERNATIONAL, INC.

By:_/s/ Laith I. Nosh______________
Laith I. Nosh, Director, President, Chief Executive Officer and interim Chief Financial Officer

Shareholder Proposals For The 2007 Annual Meeting

If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2007 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to August 31, 2007, along with proof of common stock ownership in the Company.  If, however, notwithstanding the foregoing deadline, a proposal is brought before the Meeting, then under the proxy rules of the Securities and Exchange Commission the proxies solicited by management with respect to the Annual Meeting will confer discretionary voting authority with respect to the shareholder's proposal on the person selected by management to vote the proxies.  If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.  In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by overnight courier to Ikona Gear International, Inc., 1650 Brigantine Drive, Unit #100, Coquitlam, British Columbia, Canada, V3K 7B5,  Attention:  Laith I. Nosh, President, CEO and Director.